UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 17, 2015

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-32532	20-0865835
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard P.O. Box 391 Covington, Kentucky (Address of principal executive office)	41012-0391 (Zip Code)

(859) 815-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 17, 2015, Ashland Inc. (“Ashland”) entered into an uncollared accelerated share repurchase agreement (the “ASR Agreement”) with Goldman, Sachs & Co. (“Goldman Sachs”) to repurchase an aggregate of $500 million of Ashland’s common stock (the “Repurchase”). The Repurchase is part of Ashland’s previously announced $1 billion share repurchase authorization.

Under the terms of the ASR Agreement, Ashland will make a $500 million payment to Goldman Sachs and receive from Goldman Sachs an initial delivery of approximately 3.9 million shares of Ashland’s common stock, based on current market prices.  The final number of shares to be repurchased will be based on the volume-weighted average stock price of Ashland’s common stock during the term of the transaction, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreement. At settlement, under certain circumstances, Goldman Sachs may be required to deliver additional shares of common stock to Ashland, or under certain circumstances, Ashland may be required to deliver shares of common stock or to make a cash payment, at its election, to Goldman Sachs. The ASR Agreement is scheduled to terminate no later than May 2016 but may be terminated early in certain circumstances, in whole or in part.

The ASR Agreement contains customary terms for these types of transactions, including, but not limited to, the mechanisms to determine the number of shares or the amount of cash that will be delivered at settlement, the required timing of delivery of the shares, the specific circumstances under which adjustments may be made to the transactions, the specific circumstances under which the transactions may be terminated prior to its scheduled maturity, the specific circumstances under which the transactions may be subject to postponements or extensions and various acknowledgements, representations and warranties made by Ashland and Goldman Sachs, as applicable, to one another.

From time to time, Goldman Sachs and/or its affiliates have directly and indirectly engaged, and may engage in the future, in investment and/or commercial banking transactions with Ashland for which they have received, or may receive, customary compensation, fees and expense reimbursement.

The foregoing description of the ASR Agreement does not purport to be complete and is qualified in its entirety by reference to the ASR Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference. The ASR Agreement is also discussed in the news release attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Ashland believes that its expectations and assumptions above are reasonable, but there can be no assurance that the expectations reflected, including the aggregate number and dollar amount of shares to be repurchased under, and the timing of completion of, the ASR Agreement, will be achieved.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits

Exhibit	Description

10.1	Master Confirmation - Uncollared Accelerated Share Repurchase, dated November 17, 2015, between Ashland Inc. and Goldman, Sachs & Co.

99.1	News Release dated November 17, 2015

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, including the proposed separation of its specialty chemicals and Valvoline businesses, the expected timetable for completing the separation, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed separation will not be consummated within the anticipated time period or at all, including as the result of regulatory market or other factors; the potential for disruption to Ashland’s business in connection with the proposed separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the separation, Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this Form 8-K whether as result of new information, future event or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

November 18, 2015	By:	/s/ Peter J. Ganz
Name: Peter J. Ganz
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

10.1	Master Confirmation - Uncollared Accelerated Share Repurchase, dated November 17, 2015, between Ashland Inc. and Goldman, Sachs & Co.

99.1	News Release dated November 17, 2015